[ LOGO ] Macrovision

                                                         Macrovision Corporation
                                                              1341 Orleans Drive
                                                             Sunnyvale, CA 94089

                                                             (408) 743-8600 Main
                                                              (408) 743-8610 Fax

FOR IMMEDIATE RELEASE

                         MACROVISION CORPORATION REPORTS
                      RECORD NET REVENUES AND EARNINGS FOR
                     FOURTH QUARTER AND FOR FISCAL YEAR 2001

SUNNYVALE, California (February 25, 2002) -- Macrovision Corporation (NASDAQ:
MVSN) announced today that fourth quarter 2001 net revenues were $27.0 million, compared with $24.8 million in the fourth quarter of 2000, an increase of 9%. Pro forma earnings (before goodwill amortization, non-cash deferred compensation expense, impairment losses on investments and restructuring charges) were $12.1 million or 21% higher than the $9.9 million recorded in last year's fourth quarter. Pro forma diluted earnings per share (before goodwill amortization, non-cash deferred compensation expense, impairment losses on investments and restructuring charges) for the quarter rose to $0.23, which was 21% higher than the comparable earnings per share of $0.19 in the fourth quarter a year ago.

Net revenues for the full year of 2001 also set a record high, increasing to $98.8 million from $80.1 million for 2000, an increase of 23%. Pro forma earnings for 2001 were $42.2 million. This was 26% higher than the $33.4 million recorded in 2000. Pro forma diluted earnings per share for 2001 rose to $0.82, which was 26% higher than the comparable earnings per share of $0.65 last year.

Net income (including goodwill amortization, non-cash deferred compensation expense, impairment losses on investments and a restructuring charge) for the fourth quarter of 2001 was $4.1 million. Diluted earnings per share (including goodwill amortization, non-cash deferred compensation expense and impairment losses on investments) for the quarter was $0.08. Net income for the full year of 2001 was $19.2 million. Diluted earnings per share for 2001 was $0.37.

Cash and cash equivalents, short-term investments and long-term marketable securities were $231.0 million as of December 31, 2001, an increase of 6% over December 31, 2000.

These results reflect the inclusion of the operations of Globetrotter Software, Inc., which was acquired on August 31, 2000. The Globetrotter transaction has been accounted for using the "pooling of interests" method. As a result, all financial statements (both current and prior year) are presented on a combined basis.

"We are pleased with our fourth quarter results," said Ian Halifax, CFO at Macrovision. "Our revenues benefited from a strong holiday season for our DVD copy protection solution. The fourth quarter was important to us for a number of reasons, notably the announcement of license agreements with Hyperion, MathSoft and UbiSoft for our SAFEDISC(R) technologies, new releases of our FLEXLM(R) and GTLICENSING(TM) products and the launch of our MACROSAFE(TM) digital copy protection and content management platform. We remain comfortable with the 2002 earnings

February 25, 2002                    -- MORE--                            Page 1

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guidance we gave during our December 12, 2001 conference call. Revenues for the first quarter of 2002 are estimated to be in the $20M-$22M range, with pro forma EPS of 14c-16c; for the full year 2002, we anticipate revenues of $103M-$108M, with pro forma EPS of 84c-88c."

Immediately following the Q4 earnings release, Macrovision will hold an investor conference call on February 25, from 2:00 p.m. to 3:00 p.m. PST. Investors and analysts interested in participating in the conference are welcome to call 212-346-0291 and enter reservation # 20273418.

The Q4 earnings conference call can also be accessed via live webcast at WWW.MACROVISION.COM or WWW.COMPANYBOARDROOM.COM or WWW.STREETEVENTS.COM (for subscribers) on February 25 at 2:00 p.m. PST (5:00 p.m. EST). Approximately 2 hours after the live webcast ends, the on-demand webcast of Macrovision's Q4 earnings conference call can be accessed until March 4, 2002.

Investors and analysts interested in listening to a recording of the conference are welcome to call 800-633-8284 (or international 858-812-6440) and enter reservation number 20273418. Access to the postview conference is available from 4:00PM PST on 2/25/02 to 4:00PM PST on 2/26/02. The conference call script will also be posted on the Company's web site for 30 days.

ABOUT MACROVISION
Macrovision develops and markets copy protection, rights management and electronic license management technologies for the home video, consumer interactive software, enterprise software and music markets. Macrovision has its corporate headquarters in Sunnyvale, California, with European headquarters in London and Asia-Pacific headquarters in Tokyo.

o The VIDEO TECHNOLOGY DIVISION provides technologies that are used by motion picture studios, cable and satellite TV operators, consumer electronics companies, and personal computer manufacturers to prevent the unauthorized duplication, reception or use of copyrighted video materials. Over 900 million DVDs, over 3 billion videocassettes, and over 75 million digital set top boxes have utilized Macrovision's video copy protection technologies.

o The CONSUMER SOFTWARE DIVISION provides an integrated suite of tools that enable developers and publishers to protect, distribute, and promote their products securely and effectively, with built-in support for a wide range of robust business models.

o The GLOBETROTTER SOFTWARE DIVISION provides FLEXLM electronic license management (ELM) and GTLICENSING electronic license distribution (ELD) solutions to independent software vendors (ISVs), as well as SAMSUITE software asset management tools for business applications. These products are in use by over 2,500 ISV customers and over 500 large enterprise end-users throughout the world. For more information on Globetrotter Software products, go to WWW.GLOBETROTTER.COM.

NOTE TO EDITORS: ADDITIONAL BACKGROUND INFORMATION ON MACROVISION CORPORATION CAN BE OBTAINED FROM OUR WEB SITE AT WWW.MACROVISION.COM.

All statements contained herein, including the quotations attributed to Mr. Halifax, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf, that are not statements of historical fact, including

February 25, 2002                    -- MORE--                            Page 2

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statements that use the words "will," "believes," "anticipates," "estimates,"
"expects," "intends" or "looking to the future" or similar words that describe the Company's or its management's future plans, objectives, or goals, are "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the business strategies and product plans of the Company and the features and benefits of the products of the Company.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ materially are the following: the failure of markets for home video to develop or expand, and the failure of the Company's products to achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers. Other factors include those outlined in the Company's Annual Report on Form 10-K for 2000, its Quarterly Reports on Form 10-Q, and such other documents as are filed with the Securities and Exchange Commission from time to time. These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company is not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

                                      # # #


INVESTOR CONTACT:

Ian Halifax
Macrovision Corporation
408-743-8600
ir-info@macrovision.com











February 25, 2002                    -- MORE--                            Page 3

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                    MACROVISION CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  THREE MONTHS                       TWELVE MONTHS
                                                               ENDED DECEMBER 31,                  ENDED DECEMBER 31,
                                                        ---------------------------------    -------------------------------
                                                             2001              2000              2001             2000
                                                        ---------------    --------------    -------------    --------------

Net Revenues                                                  $ 27,032          $ 24,813         $ 98,813          $ 80,116
Costs and expenses:
    Costs of revenues                                            1,377             1,437            5,848             5,425
    Research and development                                     2,445             2,370            9,285             7,822
    Selling and marketing                                        4,868             4,436           18,138            15,037
    General and administrative                                   3,295             2,885           13,245            10,555
    Amortization of intangibles from acquisitions                2,782             2,649           10,870             4,878
       Acquisition costs relating to GLOBEtrotter                    -                85                -             2,162
       Deferred compensation expense relating to                 2,156             2,281            9,591            15,533
Globetrotter
       Restructuring expenses                                    2,214                 -            2,214                 -
     Impairment losses on investments                            3,500                 -            6,860                 -
                                                        ---------------    --------------    -------------    --------------
       Total costs and expenses                                 22,637            16,143           76,051            61,412
                                                        ---------------    --------------    -------------    --------------
Income before interest and income taxes                          4,395             8,670           22,762            18,704
Interest and other income, net                                   2,385             2,693           10,397            10,714
                                                        ---------------    --------------    -------------    --------------
Income before income taxes                                       6,780            11,363           33,159            29,418
Income taxes                                                     2,680             5,367           13,974            15,825
                                                        ---------------    --------------    -------------    --------------
Net income                                                     $ 4,100           $ 5,996         $ 19,185          $ 13,593
                                                        ===============    ==============    =============    ==============
Diluted earnings per share                                      $ 0.08            $ 0.12          $  0.37           $  0.26
                                                        ===============    ==============    =============    ==============
Shares used in computing diluted earnings per share             51,603            51,680           51,746            51,386
                                                        ===============    ==============    =============    ==============


                    MACROVISION CORPORATION AND SUBSIDIARIES
   PROFORMA RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF INCOME (1)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                        THREE MONTHS                       TWELVE MONTHS
                                                                     ENDED DECEMBER 31,                  ENDED DECEMBER 31,
                                                              ---------------------------------    -------------------------------
                                                                   2001              2000              2001             2000
                                                              ---------------    --------------    -------------    --------------

Net income                                                           $ 4,100           $ 5,996         $ 19,185          $ 13,593
Add:
    Amortization of intangibles from acquisitions (net of              1,931             1,616            7,318             2,956
         taxes)
      Acquisition costs relating to Globetrotter (net of taxes)            -                48                -             1,310
      Deferred compensation expense relating to Globetrotter           2,156             2,281            9,591            15,533
      Restructuring expenses (net of taxes)                            1,491                 -            1,491                 -
    Impairment losses on investments (net of taxes)                    2,381                 -            4,618                 -
                                                              ---------------    --------------    -------------    --------------
Proforma net income                                                 $ 12,059           $ 9,941         $ 42,203          $ 33,392
                                                              ===============    ==============    =============    ==============
Diluted earnings per share reconciliation:
    Net income                                                        $ 0.08            $ 0.12           $ 0.37            $ 0.26
    Add:
         Amortization of intangibles from acquisitions                  0.04              0.03             0.14              0.06
            Acquisition costs relating to Globetrotter                     -                 -                -              0.03
            Deferred compensation expense relating to Globetrotter      0.04              0.04             0.19              0.30
            Restructuring expenses                                      0.03                 -             0.03                 -
         Impairment losses on investments                               0.04                 -             0.09                 -
                                                              ---------------    --------------    -------------    --------------
    Proforma diluted earnings per share                               $ 0.23            $ 0.19           $ 0.82            $ 0.65
                                                              ===============    ==============    =============    ==============
Shares used in computing diluted earnings per share                   51,603            51,680           51,746            51,386
                                                              ===============    ==============    =============    ==============

NOTES: (1)
Proforma results for the quarter and twelve months ended December 31, 2001 and 2000 are presented for information purposes only. These results present the operating results of Macrovision Corporation, excluding costs associated with amortization of intangibles from acquisitions, acquisition costs relating to Globetrotter, deferred compensation expense relating to Globetrotter, impairment losses on investments and restructuring expenses. These costs were $7,959 and $23,019 for the three and twelve month period ended December 31,

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2001, respectively, net of taxes when applicable using the Company's effective rate of 32.7%. The format presented above is not in accordance with Generally Accepted Accounting Principles.


























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                    MACROVISION CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                   DECEMBER 31,               DECEMBER 31,
                                                                       2001                      2000
                                                               ----------------------    ---------------------
ASSETS
    Cash and cash equivalents                                              $  26,112                $  22,409
    Short-term investments                                                    83,456                   85,500
    Accounts receivable, net                                                  28,033                   15,903
    Inventories                                                                  342                      180
    Prepaid expenses and other assets                                         24,086                   16,153
                                                               ----------------------    ---------------------

       Total Current Assets                                                  162,029                  140,145

    Property and equipment, net                                                4,337                    2,040
    Patents and other intangibles, net                                         4,594                    2,341
    Long-term marketable investment securities                               121,480                  109,532
    Goodwill and other intangibles associated with                            24,951                   35,252
    acquisitions, net
    Other assets                                                              25,478                    7,128
                                                               ----------------------    ---------------------

       TOTAL ASSETS                                                        $ 342,869                $ 296,438
                                                               ======================    =====================

LIABILITIES
    Accounts payable                                                         $ 2,955                  $ 2,436
    Accrued expenses                                                           4,843                    5,422
    Deferred revenue                                                           9,555                    8,392
                                                               ----------------------    ---------------------

       Total Current Liabilities                                              17,353                   16,250

     Notes payable                                                                33                       56
    Deferred tax liabilities                                                   7,283                    4,157
                                                               ----------------------    ---------------------

       TOTAL LIABILITIES                                                      24,669                   20,463

STOCKHOLDERS' EQUITY                                                         318,200                  275,975
                                                               ----------------------    ---------------------

TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY                                                       $ 342,869                $ 296,438
                                                               ======================    =====================

February 25, 2002                    -- END --                           Page 6